Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Synerteck Incorporated. (the "Company") on Form 10-QSB including financial statements for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Reports"), I, Clayton B. Barlow, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Periodic Reports fully comply with the requirements of the Securities Exchange Act of 1934; and

         (2) The information contained in the Periodic Reports fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2004
                                By       /s/ Clayton B. Barlow
                                 -----------------------------------------------
                                        Clayton B. Barlow
                                        Chief Executive Officer